Supplement dated June 21, 2023 to the Prospectus and Summary Prospectus, each dated April 1, 2023, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND
(the “Fund”)
Effective July 1, 2023, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00%, 1.75%, 0.70%, 1.00% and 0.75% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2025.
Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b‑1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses[1]	0.40%	0.40%	0.37%	0.40%[2]	0.40%
Total annual fund operating expenses	1.25%	2.00%	0.97%	1.25%	1.00%
Fee waiver and/or expense reimbursement[3,4]	0.25%	0.25%	0.27%	0.25%	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.75%	0.70%	1.00%	0.75%

[1]
The expense information shown in the table above includes acquired fund fees and expenses of less than 0.01%; the ratios differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]	Other expenses for Class T shares are estimated for the current fiscal year.
[3]
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00%, 1.75%, 0.70%, 1.00% and 0.75% of the Fund’s average daily net assets for Class A, C, N T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

[4]
Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Class N shares. This undertaking is in effect through March 31, 2024 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses

After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten‑year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$448	$690	$971	$1,770
Class C	$278	$584	$1,036	$2,097
Class N	$72	$261	$489	$1,145
Class T	$349	$593	$877	$1,685
Class Y	$77	$274	$509	$1,184

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$178	$584	$1,036	$2,097

Supplement dated June 21, 2023 to the Statement of Additional Information, dated April 1, 2023, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND
(the “Fund”)
Effective July 1, 2023, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00%, 1.75%, 0.70%, 1.00% and 0.75% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2025.
Accordingly, the table regarding expense limits within the sub‑section “Advisory Fees” in the section “Fund Charges and Expenses” is amended and restated as follows with respect to the Fund:

Fund	Expense Limit	Date of Undertaking
Senior Floating Rate and Fixed Income*
Class A	1.00%	July 1, 2023
Class C	1.75%	July 1, 2023
Class N	0.70%	July 1, 2023
Class T	1.00%	July 1, 2023
Class Y	0.75%	July 1, 2023

*
Natixis Advisors will bear a portion of the waiver and/or expense reimbursement. The Natixis Advisors portion of the waiver and/or expense reimbursement will be equal to the ratio of the Natixis Advisors Support Services Fee divided by the management fee earned by Loomis Sayles.